Exhibit 21.1

Subsidiaries of the Registrants

Subsidiary	State or other jurisdiction of incorporation or organization
ANS Connect LLC	Georgia
CSL Capital, LLC	Delaware
Contact Network, LLC	Alabama
CSL Alabama System, LLC	Delaware
CSL Arkansas System, LLC	Delaware
CSL Florida System, LLC	Delaware
CSL Georgia Realty, LLC	Delaware
CSL Georgia System, LLC	Delaware
CSL Iowa System, LLC	Delaware
CSL Kentucky System, LLC	Delaware
CSL Mississippi System, LLC	Delaware
CSL Missouri System, LLC	Delaware
CSL National, LP	Delaware
CSL National GP, LLC	Delaware
CSL New Mexico System, LLC	Delaware
CSL North Carolina Realty, LP	Delaware
CSL North Carolina Realty GP, LLC	Delaware
CSL North Carolina System, LP	Delaware
CSL Ohio System, LLC	Delaware
CSL Oklahoma System, LLC	Delaware
CSL Realty, LLC	Delaware
CSL Tennessee Realty, LLC	Delaware
CSL Tennessee Realty Partner, LLC	Delaware
CSL Texas System, LLC	Delaware
Hunt Brothers of Louisiana, L.L.C.	Louisiana
Hunt Telecommunications, LLC	Louisiana
Information Transport Solutions, LLC	Alabama
InLine Services, LLC	Delaware
Integrated Data Systems, L.L.C.	Louisiana
Nexus Systems, LLC	Louisiana
Nexus Wireless, L.L.C.	Louisiana
PEG Bandwidth DC, LLC	Delaware
PEG Bandwidth DE, LLC	Delaware
PEG Bandwidth LA, LLC	Delaware
PEG Bandwidth MA, LLC	Delaware
PEG Bandwidth MD, LLC	Delaware
PEG Bandwidth MS, LLC	Delaware
PEG Bandwidth NJ, LLC	Delaware
PEG Bandwidth NY Telephone Corp.	New York
PEG Bandwidth PA, LLC	Delaware

PEG Bandwidth Services, LLC	Delaware
PEG Bandwidth TX, LLC	Delaware
PEG Bandwidth VA, LLC	Delaware
Southern Light, LLC	Alabama
Talk America Services, LLC*	Delaware
Uniti Dark Fiber LLC	Delaware
Uniti Fiber Holdings Inc.	Delaware
Uniti Fiber LLC	Delaware
Uniti Fiber 2020 LLC	Delaware
Uniti Group Finance Inc.	Delaware
Uniti Group Finance 2019 Inc.	Delaware
Uniti Group Holdco LLC	Delaware
Uniti Group LP*	Delaware
Uniti Group LP LLC*	Delaware
Uniti Holdings GP LLC	Delaware
Uniti Holdings LP	Delaware
Uniti LATAM GP LLC	Delaware
Uniti LATAM LP	Delaware
Uniti Leasing LLC	Delaware
Uniti Leasing X LLC	Delaware
Uniti Leasing XI LLC	Delaware
Uniti Leasing XII LLC	Delaware
Uniti National LLC	Delaware
Uniti QRS Holdings GP LLC	Delaware
Uniti QRS Holdings LP	Delaware
Uniti Towers NMS Holdings LLC	Delaware
Uniti Wireless Holdings LLC	Delaware
Uniti Fiber ABS Parent LLC	Delaware
Uniti Fiber Bridge Borrower LLC	Delaware
Uniti Fiber Bridge HoldCo LLC	Delaware
Uniti Fiber GulfCo LLC	Delaware
____________________________
*Uniti Group LP LLC and Talk America Services, LLC are direct, wholly-owned subsidiaries of Uniti Group Inc.  Uniti Group LP is a direct, majority-owned subsidiary of Uniti Group Inc. The remaining subsidiaries are direct or indirect, wholly-owned subsidiaries of Uniti Group LP.